                                                                    Exhibit 10.7

                AMENDMENT 1 TO SUPPLEMENTAL RETIREMENT AGREEMENT


This Amendment 1 to Supplemental Retirement Agreement dated as of this 3rd day of May, 1996, by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Robert J. Vana (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties as of October 31, 1995 (the "SRA").


                                   WITNESSETH

In consideration of the Company entering into a Split-Dollar Agreement (the "Death Benefit Agreement") with the Executive on even date herewith, the parties have agreed to modify and amend the SRA in the following manner:

   1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive while employed by the Company or any of its affiliates under circumstances in which a beneficiary of the Executive or his/her estate is entitled to death proceeds (a) in accordance with the Death Benefit Agreement (including any amendments or modifications hereinafter made thereto with the written consent of the Executive) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

   2. Except as modified and amended herein, the SRA shall remain in full force and effect.


The parties have caused this Amendment to be executed and delivered as of the date first above herein written.


                                     CHARTER ONE FINANCIAL, INC.

                                     By: /s/ Richard W. Neu
                                       -------------------------------
                                       Authorized Officer:  Richard W. Neu

                                     EXECUTIVE

                                         /s/ Robert J. Vana
                                       --------------------------------
                                       Robert J. Vana

                AMENDMENT 1 TO SUPPLEMENTAL RETIREMENT AGREEMENT


This Amendment 1 to Supplemental Retirement Agreement dated as of this 3rd day of May, 1996, by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Charles John Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties as of October 31, 1995 (the "SRA").


                                   WITNESSETH

In consideration of the Company entering into a Split-Dollar Agreement (the "Death Benefit Agreement") with the Executive on even date herewith, the parties have agreed to modify and amend the SRA in the following manner:

   1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive while employed by the Company or any of its affiliates under circumstances in which a beneficiary of the Executive or his/her estate is entitled to death proceeds (a) in accordance with the Death Benefit Agreement (including any amendments or modifications hereinafter made thereto with the written consent of the Executive) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

   2. Except as modified and amended herein, the SRA shall remain in full force and effect.


The parties have caused this Amendment to be executed and delivered as of the date first above herein written.




                                     CHARTER ONE FINANCIAL, INC.

                                     By:    /s/ Robert J. Vana
                                          -----------------------------------
                                          Authorized Officer:  Robert J. Vana

                                     EXECUTIVE

                                            /s/ Charles John Koch
                                          -----------------------------------
                                          Charles John Koch

                AMENDMENT 1 TO SUPPLEMENTAL RETIREMENT AGREEMENT


This Amendment 1 to Supplemental Retirement Agreement dated as of this 3rd day of May, 1996, by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Mark D. Grossi (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties as of October 31, 1995 (the "SRA").


                                   WITNESSETH

In consideration of the Company entering into a Split-Dollar Agreement (the "Death Benefit Agreement") with the Executive on even date herewith, the parties have agreed to modify and amend the SRA in the following manner:

   1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive while employed by the Company or any of its affiliates under circumstances in which a beneficiary of the Executive or his/her estate is entitled to death proceeds (a) in accordance with the Death Benefit Agreement (including any amendments or modifications hereinafter made thereto with the written consent of the Executive) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

   2. Except as modified and amended herein, the SRA shall remain in full force and effect.


The parties have caused this Amendment to be executed and delivered as of the date first above herein written.



                                  CHARTER ONE FINANCIAL, INC.

                                  By:    /s/ Robert J. Vana
                                       -----------------------------------
                                       Authorized Officer:  Robert J. Vana

                                  EXECUTIVE

                                         /s/ Mark D. Grossi
                                       -----------------------------------
                                       Mark D. Grossi

                AMENDMENT 1 TO SUPPLEMENTAL RETIREMENT AGREEMENT


This Amendment 1 to Supplemental Retirement Agreement dated as of this 3rd day of May, 1996, by and between Charter One Financial, Inc., its successors and assigns (the "Company") and John D. Koch (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties as of October 31, 1995 (the "SRA").


                                   WITNESSETH

In consideration of the Company entering into a Split-Dollar Agreement (the "Death Benefit Agreement") with the Executive on even date herewith, the parties have agreed to modify and amend the SRA in the following manner:

   1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive while employed by the Company or any of its affiliates under circumstances in which a beneficiary of the Executive or his/her estate is entitled to death proceeds (a) in accordance with the Death Benefit Agreement (including any amendments or modifications hereinafter made thereto with the written consent of the Executive) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

   2. Except as modified and amended herein, the SRA shall remain in full force and effect.


The parties have caused this Amendment to be executed and delivered as of the date first above herein written.



                                    CHARTER ONE FINANCIAL, INC.

                                    By:    /s/ Robert J. Vana
                                         -----------------------------------
                                         Authorized Officer:  Robert J. Vana

                                    EXECUTIVE

                                           /s/ John D. Koch
                                         -----------------------------------
                                         John D. Koch

                AMENDMENT 1 TO SUPPLEMENTAL RETIREMENT AGREEMENT


This Amendment 1 to Supplemental Retirement Agreement dated as of this 3rd day of May, 1996, by and between Charter One Financial, Inc., its successors and assigns (the "Company") and Richard W. Neu (the "Executive") for the purpose of modifying and amending that certain Supplemental Retirement Agreement between the parties as of October 31, 1995 (the "SRA").


                                   WITNESSETH

In consideration of the Company entering into a Split-Dollar Agreement (the "Death Benefit Agreement") with the Executive on even date herewith, the parties have agreed to modify and amend the SRA in the following manner:

   1. Notwithstanding anything contained in Section 1(d)(v) of the SRA or otherwise in the SRA, in the event of the death of the Executive while employed by the Company or any of its affiliates under circumstances in which a beneficiary of the Executive or his/her estate is entitled to death proceeds (a) in accordance with the Death Benefit Agreement (including any amendments or modifications hereinafter made thereto with the written consent of the Executive) or (b) under any other written agreement between the Company and the Executive that replaces the Death Benefit Agreement, then in that event, neither the Executive nor his/her spouse will be entitled to any benefits under the SRA.

   2. Except as modified and amended herein, the SRA shall remain in full force and effect.


The parties have caused this Amendment to be executed and delivered as of the date first above herein written.


                                 CHARTER ONE FINANCIAL, INC.

                                 By:    /s/ Robert J. Vana
                                      -----------------------------------
                                      Authorized Officer:  Robert J. Vana

                                 EXECUTIVE

                                        /s/ Richard W. Neu
                                      -----------------------------------
                                      Richard W. Neu